Exhibit 4.2

MONTAGE TECHNOLOGY GROUP LIMITED

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (this “Agreement”) is made as of October 8, 2009, by and among Montage Technology Group Limited., an exempted company registered by way of continuation under the Companies Law (2007 Revision) of the Cayman Islands (the “Company”), the holders of Series A Preferred Shares, the Series B Preferred Shares, the Series B-1 Preferred Shares and the Series B-2 Preferred Shares set forth on Schedule A hereto (collectively, the “Investors”).

WHEREAS, the Company, holders of the Series A Preferred Shares, the holders of the Series B Preferred Shares and the holders of the Series B-1 Preferred Shares are parties to that certain Amended and Restated Investor Rights Agreement dated as of May 18, 2007 (the “Prior Agreement”), which provides that such Prior Agreement may be amended, by a written instrument signed by the Company and by the Investors (as defined therein) holding 66 2/3% of the outstanding Registrable Securities (as defined therein) then held by the Investors (as defined therein); provided that any provision of the Prior Agreement which requires the vote, consent or approval of a greater proportion of a specified class or series for a particular matter, then any amendment to that provision shall require the vote, consent or approval of such greater proportion (the “Amendment Prerequisite”);

WHEREAS, the Company, the holders of the Ordinary Shares, the Series A Preferred Shares, the Series B Preferred Shares and the Series B-1 Preferred Shares constituting the Amendment Prerequisite, desire to amend and restate the Prior Agreement in its entirety with this Agreement;

WHEREAS, the Company and certain Investors are entering into a Share and Warrant Purchase Agreement of even date herewith (the “Share Purchase Agreement”) whereby the Company will sell, and the Investors will purchase, Series B-2 Preferred Shares and certain warrants to purchase the Series B-2 Preferred Shares of the Company (the “Financing”);

WHEREAS, the Share Purchase Agreement requires, as a condition to closing the Financing, that the parties hereto enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1

REGISTRATION RIGHTS

1.1 Certain Definitions.

For purposes of this Agreement:

(a) The term “ADSs” means American Depositary Shares representing the right to receive Ordinary Shares;

(b) The term “Capital Shares” means the outstanding Ordinary Shares and Preferred Shares of the Company.

(c) The term “Change of Control” means (i) a consolidation or merger of the Company with or into any other company or entity in which the shareholders of the Company prior to such transaction would own, as a result of such transaction, less than a majority of the voting securities of the successor or surviving company or entity immediately thereafter or in a transaction in which more than 50% of the voting interest of the Company is transferred (and such transaction is not primarily for financing purposes), or (ii) a sale of all or substantially all of the assets or business of the Company in one or more related transactions.

(d) The term “Form F-3” or “Form S-3” means such form under the Securities Act of 1933, as amended (the “Securities Act”) as in effect on the date hereof or any successor form under the Securities Act;

(e) The term “Form F-4” or “Form S-4” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

(f) The term “Holder” means any Investor holding Registrable Securities or any assignee thereof in accordance with Section 1.11 of this Agreement.

(g) The term “Ordinary Shares” means the ordinary shares of the Company.

(h) The term “Preferred Shares” means the Series A Preferred Shares, the Series B Preferred Shares, the Series B-1 Preferred Shares and the Series B-2 Preferred Shares of the Company.

(i) The term “Qualified IPO” means the earlier to occur of (i) the listing of all Ordinary Shares of the Company on The Nasdaq Global Market or Global Select Market (“Nasdaq”), the Main Board of the Hong Kong Stock Exchange or any other major international stock exchange approved by holders of at least a majority of the Series B Preferred Shares, the Series B-1 Preferred Shares and the Series B-2 Preferred Shares (voting together as a single class) at a listing price of at least US$5.00 per Ordinary Share and (ii) a firm commitment underwritten public offering of the Company’s Ordinary Shares pursuant to an effective registration statement on Form F-1 under the Securities Act of 1933, as amended (the “Securities Act”), at an offering price to the public of at least $5.00 per Ordinary Share, resulting in aggregate cash proceeds to the Company of at least $50,000,000 (net of underwriting discounts and commissions).

(j) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (or other applicable securities regulations, as the case may be) and the declaration or ordering of effectiveness of such registration statement or document.

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(k) The term “Registrable Securities” means (i) the Ordinary Shares issuable or issued upon conversion of the Preferred Shares held by the Investors, (ii) any other Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (iii) any Ordinary Shares owned or hereafter acquired by the Investors; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Ordinary Shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. Reference to Registrable Securities in this Agreement shall include such securities in the form of ADSs.

(l) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Ordinary Shares outstanding which are, and the number of shares of Ordinary Shares issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(m) The term “SEC” means the United States Securities and Exchange Commission.

(n) The term “Series B Directors” shall have the same meaning as defined in the Company’s Memorandum and Articles of Association (as amended from time to time).

1.2 Demand Registration.

(a) If the Company shall receive, upon the later to occur of (i) four years from the date hereof or (ii) at any time subsequent to six months after the effective date of an initial public offering of the Company’s Ordinary Shares pursuant to an effective registration statement on Form F-1 under the Securities Act, a written request from the Holders of at least 33% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities then outstanding as would yield an aggregate offering price of at least $10,000,000, then the Company shall, within 30 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b), use its best efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company. Registrations under this Section 1.2 shall be on such appropriate registration form of the SEC or other governmental entity as shall be selected by the Company and as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

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(b) If the Holders initiating the registration request under this Section 1.2 (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities of the Initiating Holder to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; and provided further that the total number of Registrable Securities of the Initiating Holder included in such underwriting shall not be reduced below 25% of the Registrable Securities initially requested for registration by the Initiating Holders.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

(d) In addition and without limitation of Section 1.15 hereof, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two registrations pursuant to this Section 1.2 (with ADSs and their underlying Ordinary Shares constituting a single registration) and such registrations have been declared or ordered effective;

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(ii) During the period commencing with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of (subject to such extension as provided in Section 1.14), a registration subject to Section 1.3 hereof (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities that are also being registered or an SEC Rule 145 transaction); provided that the Company is actively employing its best efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form F-3 or Form S-3 (or any successor form that provides for short-form registration), as the case may be.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its shares under the Securities Act (or such applicable securities laws, as the case may be), in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company share plan, an offering or sale of securities pursuant to a registration statement on Form F-4 or Form S-4 (or any successor form), as the case may be, a registration in which the only shares being registered are Ordinary Shares issuable upon conversion of debt securities which are also being registered, a registration of securities in a transaction under Rule 145 promulgated under the Securities Act, or in any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act the Registrable Securities (including in the form of ADSs) that each such Holder has requested to be registered.

1.4 Form F-3 or S-3 Registration. In case the Company shall receive from Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form F-3 or Form S-3, as the case may be, and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or

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Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i) if Form F-3 or Form S-3, as the case may be, is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price to the public (before any underwriters’ discounts or commissions) of less $1,000,000;

(iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration on Form F-3 or Form S-3 (as the case may be) to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement on Form F-3 or Form S-3 (as the case may be) for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period;

(iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

(v) during the period ending on a date one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3, which period may be extended as provided in Section 1.14.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC (or such other governing bodies as the case may be) a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

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(b) Prepare and file with the SEC (or such other governing bodies as the case may be) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act (or such applicable securities laws, as the case may be) with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act (or such applicable securities laws, as the case may be), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act (or such applicable securities laws, as the case may be) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue until the earlier of (i) the sale of all Registrable Securities registered pursuant to the registration statement of which such prospectus forms a part or (ii) withdrawal of such registration statement.

(g) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such

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securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Sections 1.2 and 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Sections 1.2(a) and 1.4(b)(ii), whichever is applicable.

1.7 Expenses of Registration.

(a) Expenses of Demand Registration. All expenses (other than underwriting discounts and commissions and such underwriting expenses to be borne by the underwriters) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based on their Registratable Securities included in such registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

(b) Expenses of Company Registration. All expenses (other than underwriting discounts and commissions and such underwriting expenses to be borne by the underwriters) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.11), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

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(c) Expenses of Registration on Form F-3 or Form S-3. All expenses (other than underwriting discounts and commissions and such underwriting expenses to be borne by the underwriters) incurred in connection with registrations requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and legal and accounting fees shall be borne by the Company.

1.8 Underwriting Requirements. If a registration statement for which the Company gives notice pursuant to Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities as part of such written notice. In such event, the right of any Holder to include its Registrable Securities in a registration pursuant to Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders of securities of the Company whose securities are to be included in such registration and underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated (i) first, to the Company, (ii) second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based upon the total number of Registrable Securities then held by each such Holder; provided, however, that no exclusion of such Holders’ Registrable Securities shall be made unless all other securities (including securities held by officers, directors, founders, employees or consultants of the Company) are first excluded in their entirety; and provided further, that in any underwriting that is not in connection with the Company’s initial public offering, the number of shares of Registrable Securities included in the offering shall not be reduced below 25% of the Registrable Securities requested to be included in such offering, and (iii) third, to other stockholders. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 20 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners, stockholders and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

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1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any “underwriter” (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation by such Holder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating,

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defending or settling any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity under this Section 1.10(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under this Section 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

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(e) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by an Investor to (i) any partner or retired partner or affiliated fund of any Holder which is a partnership, (ii) any member or former member of any Holder which is a limited liability company, (iii) any family member or trust for the benefit of any individual Holder, (iv) any transferee who satisfies the criteria to be an Investor, (v) any entities affiliated with a Holder, or (vi) a transferee or assignee who acquires at least 100,000 shares of Registrable Securities (as adjusted for any share dividends, combinations, reclassifications or splits with respect to such shares); provided, in each case, the Company is promptly furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a business entity who are affiliates, retired affiliates of such entity (including spouses and ancestors, lineal descendants and siblings of such affiliates or affiliates who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the business entity; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration.

1.13 Reports Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public pursuant to a registration on Form F-3 or Form S-3, as the case may be, or without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

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(b) take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form F-3 or Form S-3 (or any successor form that provides for short-form registration), as the case may be, for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC (or such governing bodies as applicable) in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, or other applicable securities regulations; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any successor form that provides for short-form registration) (at any time after it so qualifies), as the case may be, (ii) copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.14 “Market Stand-Off” Agreement.

(a) Each Holder hereby agrees that, during the period (the “Lock-up Period”) of duration up to, but not exceeding, one 180 days following the date of the final prospectus which forms a part of the registration statement of the Company filed under the Securities Act with respect to the initial public offering of securities of the Company, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Ordinary Shares included in such registration, if any. Each Holder agrees to execute an agreement with said underwriters in customary form consistent with the provisions of this Section 1.14, provided, however that (i) all directors, officers and holders of 1% or more of the outstanding Capital Shares shall sign substantially identical agreements; (ii) if any person bound by lockup or stand-off restrictions relating to securities of the Company is released from such restrictions, the underwriter shall so notify the Holder and shall simultaneously release the Holder from its own restrictions hereunder; and (iii) the agreement permits transfers to affiliates or other transferees if, in each case, the transferee enters into a substantially similar agreement.

(b) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such Lock-up Period and, if applicable, the Restricted Period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

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(c) Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (except Section 1.10 hereof) after (i) five (5) years following the consummation of a Qualified IPO, and (ii) during such times as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three (3) month period without registration.

1.16 Re-sale Rights. The Company shall at its own cost use its commercially reasonable efforts to assist each Investor in the sale or disposition of the Registrable Securities after its initial public offering under Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange Commission of the United States that may at any time permit the Investors to sell securities of the company to the public pursuant to a registration on Form F-3 or Form S-3, as the case may be, or without registration, including without limitation (a) the prompt delivery of applicable instruction letters to the Company’s transfer agent to remove legends from the Investor’s share certificates, (b) causing the prompt delivery of appropriate legal opinions from the Company’s counsels in forms reasonably satisfactory to the Investor’s counsel, (c) if the Company has depository receipts listed or traded on any exchange or inter-dealer quotation system, (i) the prompt delivery of instruction letters to the Company’s share registrar and depository agent to convert the Investor’s securities into depository receipts or similar instruments to be deposited in the Investor’s brokerage account(s), and (ii) the prompt payment of all reasonable costs and fees charged by the depository agent, including conversion fees and maintenance fees. The Company acknowledges that time is of the essence with respect to its obligations under this Section 1.16, and that any delay will cause the Investors irreparable harm and constitutes a material breach of the Company’s obligations under this Agreement.

1.17 Foreign Registrations. To the extent the Company effects a listing, public offering or registration in a jurisdiction other than the U.S., the registration rights afforded the Holders, and the intent of the related provisions, hereunder shall, subject to the applicable securities regulations, be carried out and applied as nearly as possible in such jurisdiction as if such listing, public offering or registration were effected in the U.S. Also, notwithstanding anything to the contrary and subject to applicable securities laws, to the extent that the Company effects a listing, public offering or registration in a jurisdiction other than the U.S. for the account of any Shareholders (other than the holders of Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares), other than a listing, public offering or registration solely to the sale of securities to participants in a Company Share Option Plan, the holders of Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares shall have the right to participate in the sale of Shares by requesting the Company to include a pro rata portion (based on aggregate number of shares to be sold) of such holders’

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Registrable Securities in such listing, public offering or registration. The Company shall use its reasonable best efforts to include in such listing, public offering or registration any Registrable Securities thereby requested to be included by such holders of Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares (as applicable).

SECTION 2

RIGHT OF FIRST OFFER

2.1 Right of First Offer. For so long as at least 10% of the sum of all of the Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares (as applicable) originally issued remain outstanding, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its “Shares” (as hereinafter defined).

2.2 Mechanics. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its Capital Shares (the “Shares”), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (“Notice”) to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within twenty (20) days after delivery of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals a fraction, the numerator of which shall be the number of shares of Ordinary Shares then held by the Investor (assuming the conversion of all securities convertible into Ordinary Shares and exercise of all warrants, options and other securities exercisable for Ordinary Shares), and the denominator of which shall be the total number of shares of Ordinary Shares of the Company then outstanding (assuming the conversion of all securities convertible into Ordinary Shares and exercise of all warrants, options and other securities exercisable for Ordinary Shares) (each a “First Offer Portion”). The Company shall promptly, in writing, inform each Investor that elects to purchase all the shares available to it under this Section 2 (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of Ordinary Shares then held by the Investor (assuming the conversion of all securities convertible into Ordinary Shares and exercise of all warrants, options and other securities exercisable for Ordinary Shares) bears to the total number of Ordinary Shares of the Company then held by Investors (assuming the conversion of all securities convertible into Ordinary Shares and exercise of all warrants, option and other securities exercisable for Ordinary Shares).

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(c) The Company may, during the sixty (60) day period following the expiration of the period provided in Section 2.1(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the available and remaining Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

2.3 Inapplicable Issuance of Securities. The right of first offer in this Section 2 shall not apply to the issuance or sale of

(i) Ordinary Shares or options therefore issuable or issued to employees, directors, officers or consultants of the Company (or any of its subsidiaries) pursuant to a stock option plan or restricted stock plan or any similar equity incentive plan (collectively, the “Option Plan”) approved from time to time by the Board (including the approval of the Series B Directors);

(ii) securities issued pursuant to a stock split, subdivision, recapitalization or similar transaction, or dividend or other distribution payable in additional Ordinary Shares or other securities or rights exercisable for or convertible into Ordinary Shares;

(iii) Ordinary Shares issued or issuable upon conversion of the Preferred Shares or upon the conversion or exercise of convertible or exercisable securities outstanding on the date hereof;

(iv) securities issued by the Company in connection with the licensing or acquisition of technology or intellectual property by the Company and entered into primarily for non-equity financing purposes and approved by the Company (including the approval of the Series B Directors);

(v) securities issued by the Company in connection with the acquisition of or by the Company of or by another entity, whether by merger, amalgamation, consolidation, reorganization, scheme of arrangement, purchase or sale of all or substantially all of the assets, sale or exchange of shares or otherwise, where such acquisition is approved by the Board (including the approval of the Series B Directors);

(vi) securities issued by the Company in connection with a strategic corporate partnership arrangement, investment, and/or the acquisition of other assets, properties or other entities and entered into primarily for non-equity financing purposes and approved by the Board (including the approval of the Series B Directors);

(vii) securities issued by the Company to suppliers or third party service providers (excluding directors of the Company and their affiliates) in connection with the provision of bona fide goods or services pursuant to transactions approved by a majority of the Board (including the approval of the Series B Directors);

(viii) securities issued by the Company in connection with general or equipment financings, bank financings, real estate leases, joint ventures or similar transactions entered into primarily for non-equity financing purposes and approved by the Board (including the approval of the Series B Directors);

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(ix) Ordinary Shares issued or issuable in a public offering before or in connection with which all outstanding Preferred Shares will be converted to Ordinary Shares or upon the exercise of warrants or cover-allotment options granted to underwriters in connection with such offering;

(x) securities issued or issuable in connection with any settlement of any action, suit, proceeding or litigation approved by the Board (including the approval of the Series B Directors);

(xi) Ordinary Shares or other securities that are expressly determined not to be Additional Ordinary Shares hereunder by holders of at least 75% of the Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares then outstanding, voting together as a single class on an as-converted basis;

(xii) Series B-2 Preferred Shares issued under the Share Purchase Agreement; and

(xiii) Series B-2 Warrants (as defined in the Share Purchase Agreement), the Series B-2 Preferred Shares issued or issuable upon the exercise thereof, and the Ordinary Shares issuable upon conversion of shares.

2.4 Termination of Right of First Offer. The covenants set forth in Sections 2 shall terminate as to each Investor and be of no further force or effect upon the earlier of (i) immediately prior to the consummation of a Qualified IPO and (ii) upon a Liquidation Event (as defined in the Company’s Memorandum and Articles of Association).

SECTION 3

INFORMATION RIGHTS

3.1 Delivery of Financial Statements and Other Information. The Company shall deliver to each Investor, for as long as such Investor continues to hold at least 1,000,000 Preferred Shares (as adjusted for stock splits, stock dividends and the like) (a “Major Investor”), the information set forth below:

(a) within 120 days after the end of each fiscal year of the Company, a management report and an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be prepared in accordance with U.S. GAAP or International Financial Reporting Standard (“IFRS”), applied on a consistent basis, and audited and certified by an independent accounting firm;

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(b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, a management report and an unaudited profit or loss statement, a statement of cash flows and summary of bookings for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, on a consolidated basis, prepared in accordance with U.S. GAAP or IFRS applied on a consistent basis;

(c) within 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources of applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(d) copies of all documents or other information sent to all shareholders generally, in their capacity as shareholders of the Company; and

(e) copies of any and all material reports filed by the Company with any relevant securities exchange, securities regulatory authority or other similar governmental agency.

In addition to the foregoing rights, for so long as any Major Investor holds any shares of the Company, the Company agrees to provide such Major Investor upon request with copies of the current versions of the Company’s Memorandum and Articles of Association (as amended and restated from time to time) and all agreements relating to any subsequent financings by the Company, in each case reflecting all amendments and restatements thereto through such date of request. The copies of the documents provided under this Section 3 may be delivered in either hardcopy or electronic format (Portable Document Format (PDF)).

3.2 Inspection Rights. The Company (and its subsidiaries) shall permit each Major Investor to visit and inspect the Company’s (or that of its subsidiary) properties, to examine its books of account and records and to discuss the Company’s business, operations, affairs, finances and accounts with its directors and officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated to provide any information the disclosure of which to a particular Investor would pose the risk of a specific, identifiable material conflict of interest for such Investor.

3.3 Termination. The covenants set forth in Section 3 shall terminate as to each Investor and be of no further force or effect upon the earliest of (i) immediately prior to the consummation of the Company’s initial public offering, and (ii) upon a Liquidation Event. Following the Company’s initial public offering, for as long as Intel or AsiaVest holds 100,000 Ordinary Shares or other shares of the Company (as adjusted for stock splits, stock dividends and the like), the Company shall, at its own initiative and expense, provide Intel and/or AsiaVest with copies of each of the following which are filed by the Company with any stock exchange or securities regulatory authority and made available to the public: (i) annual reports to shareholders; (ii) annual, semiannual, and quarterly financial statements and reports; and (iii) prospectuses, registration statements, offering circulars, offering memoranda, and other document relating to any offering of securities of the Company. Such materials shall be provided to Intel and/or AsiaVest promptly (and in any event within ten (10) business days) after the same are made available to the public.

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SECTION 4

COVENANTS OF THE COMPANY AND OTHER MATTERS

4.1 Management Incentive Plan.

(a) Following the closing under the Share Purchase Agreement, and subject to the approval of the Board, the Company shall reserve 2,000,000 Ordinary Shares (as adjusted for stock split, recapitalization and the like), for issuance to certain members of its management team as options to purchase Ordinary Shares (having an exercise price per share equal to the then fair market value of such Ordinary Shares), upon the occurrence of any of the following events of the Company upon the attainment of any of the following milestones:

(i) the successful completion of an equity financing round in which the Company raises at least US$5,000,000 in cash from subscribers unaffiliated with the Company’s management team, customers, or existing investors on or before October 31, 2010, in exchange for issuing Series C Preferred Shares bearing rights and privileges customary in venture capital financings, at a pre-financing valuation exceeding US$125,000,000;

(ii) a Change of Control of the Company on or before April 30, 2012 at an implied valuation exceeding US$125,000,000; or

(iii) the completion of a Qualified IPO on or before April 30, 2013.

(b) Each Investor shall, and shall cause its affiliates and designees to, vote for the reservation and issuance of the Ordinary Shares in accordance with the provisions in this Section 4.1.

4.2 Key Man Insurance. The Company shall retain its “key man” insurance policies for each of Howard Yang, Stephen Tai, Larry Wu and Shawn Si in an amount of US$1,000,000, with such policies payable to the Company.

4.3 Meetings of the Board of Directors. The Board of Directors of the Company shall hold meetings at least once every two months for the 12-month period following the date hereof.

4.4 Employment Contracts. The company shall ensure that each of Howard Yang, Stephen Tai, Larry Wu and Shawn Si, and any senior management personnel of the Company shall have entered into and be subject to an employment contract with the Company in form and substance as approved by the Board (including the directors designated by holders of Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares pursuant to the Articles of Association of the Company (as amended and restated from time to time), unless executed prior to the initial sale of the Series B-2 Preferred Shares) containing, among other things, the amount of remuneration or other compensation packages, non-competition obligations and confidentiality undertaking for as long as they are employees of the Company.

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4.5 Redemption of Shares.

(a) Redemption of Series B-2 Preferred Shares. Subject to the provisions in the Companies Law of the Cayman Islands (as amended from time to time), the Company shall, upon the receiving, at any time after June 1, 2013 (the “B-2 Redemption Availability Date”), a written request for the redemption of the Series B-2 Preferred Shares signed by the holders of at least two-thirds (2/3) of the then outstanding Series B-2 Preferred Shares (a “B-2 Redemption Request”), redeem from funds legally available therefor at the redemption price set forth in Section 4.5(c), on a date (the “B-2 Redemption Date”) that is within 90 days following its receipt of such written B-2 Redemption Request, all Series B-2 Preferred Shares that are outstanding on the date that the Company receives such first written B-2 Redemption Request, until all outstanding Series B-2 Preferred Shares have been redeemed. Notwithstanding the foregoing, if upon the B-2 Redemption Date, the funds and assets of the Company legally available to redeem such stock shall be insufficient to redeem all outstanding Series B-2 Preferred Shares to be redeemed, then the Company shall redeem such number of Series B-2 Preferred Shares as it is able to redeem pro rata from each holder, and any unredeemed shares shall be carried forward and shall be redeemed at the earliest date upon which the Company has funds lawfully available to continue redemption of such unredeemed shares, to the full extent of legally available funds of the Company at such time, and any such unredeemed shares shall continue to be so carried forward until redeemed. The Series B-2 Preferred Shares that are subject to redemption hereunder but that have not been redeemed due to insufficient legally available funds and assets of the Company shall continue to be outstanding and entitled to all dividend, liquidation, and other rights, preferences, privileges and restrictions of the Series B-2 Preferred Shares until such shares have been converted or redeemed.

(b) Redemption of Series B Preferred Shares and Series B-1 Preferred Shares. Subject to the provisions in the Companies Law of the Cayman Islands (as amended from time to time), the Company shall, upon the receiving, at any time after June 19, 2011 (the “B/B-1 Redemption Availability Date”), a written request for the redemption of the Series B Preferred Shares and the Series B-1 Preferred Shares signed by the holders of at least two-thirds (2/3) of the then outstanding shares of the Series B Preferred Shares and the Series B-1 Preferred Shares, both series voting together as a single class (a “B/B-1 Redemption Request”), redeem from funds legally available therefor at the redemption price set forth in Section 4.5(c), on a date (the “B/B-1 Redemption Date”) that is within 90 days following its receipt of such written B/B-1 Redemption Request, all Series B Preferred Shares and Series B-1 Preferred Shares (as applicable) that are outstanding on the date that the Company receives such first written B/B-1 Redemption Request, until all outstanding Series B Preferred Shares and Series B-1 Preferred Shares have been redeemed. Notwithstanding the foregoing, if upon the B/B-1 Redemption Date, the funds and assets of the Company legally available to redeem such stock shall be insufficient to redeem all outstanding Series B Preferred Shares and Series B-1 Preferred Shares (as applicable) to be redeemed, then the Company shall redeem such number of Series B Preferred Shares and Series B-1 Preferred Shares (as applicable) as it is able to redeem pro rata from each holder, and any unredeemed shares shall be carried forward and shall be redeemed at the earliest date upon which the Company has funds lawfully available to continue redemption of such unredeemed shares, to the full extent of legally available funds of the Company at such time, and any such unredeemed shares shall continue to be so carried forward until redeemed. The Series B Preferred Shares and the Series B-1 Preferred Shares that are subject to redemption hereunder but that have not been redeemed due to insufficient legally available funds and assets

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of the Company shall continue to be outstanding and entitled to all dividend, liquidation, and other rights, preferences, privileges and restrictions of the Series B Preferred Shares or the Series B-1 Preferred Shares (as applicable) until such shares have been converted or redeemed.

(c) Redemption Price. The redemption price for each Series B Preferred Share, Series B-1 Preferred Share and Series B-2 Preferred Share redeemed under Sections 4.5(a) and 4.5(b) above, respectively, shall be an amount equal to 130% of the Series B Subscription Price, Series B-1 Subscription Price or the Series B-2 Subscription Price (as applicable, each term as defined in the Articles of Association of the Company (as amended and restated from time to time) per share, plus all declared and unpaid dividends thereon (as appropriately adjusted for any stock splits, stock dividends, reorganizations or the like).

(d) Redemption Notice. At least 20 but no more than 60 days prior to the Redemption Date, written notice shall be mailed by the Company to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Shares, the Series B-1 Preferred Shares and/or the Series B-2 Preferred Shares to be redeemed (as applicable), at the address last shown on the records of the corporation for such holder or given by the holder in writing to the corporation for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the corporation is located, notifying such holder of the redemption to be effected, the redemption price, the number of such holder’s Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares (as applicable) to be redeemed, the place at which payment may be obtained and calling upon such holder to surrender to the Company, in the manner and at the place designated, the certificate or certificates representing the shares to be redeemed (each such notice is referred to herein as the “Redemption Notice”).

(e) Surrender of Certificates. On or before the Redemption Date, each holder of Series B Preferred Shares, Series B-1 Preferred Shares and/or Series B-2 Preferred Shares (as applicable) to be redeemed on such Redemption Date shall surrender the certificate(s) representing such shares to be redeemed to the Company, in the manner and at the place designated in the relevant Redemption Notice, and thereupon the redemption price for such shares shall be payable to the order of the person whose name appears on such certificate(s) as the owner thereof, and each surrendered certificate shall be canceled and retired. If less than all of the shares represented by such certificate are redeemed, then the corporation shall promptly issue a new certificate representing the unredeemed shares.

(f) Effect of Redemption. If the relevant Redemption Notice has been duly given, and if on the relevant Redemption Date the redemption price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the Series B Preferred Shares, the Series B-1 Preferred Shares or the Series B-2 Preferred Shares (as applicable) so called for redemption shall not have been surrendered, all dividends with respect to such shares shall cease to accrue after the relevant Redemption Date, such shares shall not thereafter be transferred on the corporation’s books and all of the rights of the holders of such shares with respect to such shares shall terminate after the relevant Redemption Date, except only the right of the holders to receive the redemption price therefor without interest upon surrender of their certificate(s) therefor.

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4.6 Protective Provisions.

(a) So long as any Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares are outstanding, the Company shall not, without first obtaining the approval by vote or written consent of the Board (including the approval of the Series B Directors, and, solely with respect to item (x) below, the director designated by the holders of Series A Preferred Shares):

(i) redeem, repurchase, or acquire, directly or indirectly, any capital shares of the Company, other than repurchases of Ordinary Shares pursuant to Section 4.5 and the repurchases of Ordinary Shares issued to or held by officers, directors, employees or consultants providing services to the Company or any subsidiary, upon termination of services to the Company, pursuant to the Company’s standard provisions and at or below the original purchase price of such shares (“Termination Repurchases”);

(ii) increase or decrease the number of Ordinary Shares authorized under the Company’s stock option plan;

(iii) issue or grant any shares, options, or other securities of the Company or any of its subsidiaries to any Key Shareholder (as defined in the Memorandum and Articles of Association of the Company), whether in connection with an employment agreement or otherwise;

(iv) approve any guarantee or agreement by the Company to indemnify any other person against any loss or liability, other than commercially reasonable warranties or indemnification granted to suppliers, customers and employees in the ordinary course of business;

(v) grant any mortgage, pledge, hypothecation, or other security interest over all or substantially all of the Company’s assets or properties, whether tangible or intangible;

(vi) enter into any purchase, lease, sale, or other transaction by the Company involving real property, except for a lease or termination of a lease of reasonable commercial office space for use by the Company and/or its affiliates;

(vii) borrow or incur indebtedness of the Company or its subsidiaries (including indebtedness in the form of the assumption or guaranty of indebtedness of any other person) which (A) is not in the ordinary course of business or in the business plan approved by the Board, or (B) cumulatively with all other borrowing, indebtedness of the Company in excess of $1,000,000 in the aggregate at any time;

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(viii) enter into any transaction or series of related transactions between the Company or any of its subsidiaries and any Key Shareholder (as defined in the Memorandum and Articles of Association of the Company), director, officer, employee, consultant or affiliate of the Company (or any person related to or in which any director, officer, employee, consultant or affiliate of the Company holds a financial interest) (A) which involves a loan or advance of any kind (other than reasonable advances for travel expenses); (B) which is not in the ordinary course of business or in the most recent business plan approved by Board; or (C) in which the aggregate value given or received exceeds $50,000 individually or $150,000 in the aggregate during any 12-month period;

(ix) enter into any loan, advance, or extension of credit by the Company or its subsidiaries (A) not in the ordinary course of business or in the most recent business plan approved by the Board, or (B) which cumulatively with all other loans and extensions of credit by the Companies exceeds $500,000 in the aggregate at any time;

(x) appoint or remove the Chief Executive Officer, Chief Operating Officer, Managing Director, General Manager, Chief Financial Officer, or Chief Technology Officer of the Company, or increase the compensation of any of the five most highly compensated employees of the Company by more than 15% in any 12-month period (excluding, for purposes of this calculation, bonuses paid in accordance with the Company’s budget);

(xi) change the auditors of the Company or any material accounting policy of the Company;

(xii) delegate any authority in respect of any of the foregoing matters to any committee of the Board;

(xiii) enter into any agreement, commitment, or corporate resolution to do any of the foregoing;

(xiv) take any action that will in the good faith opinion of the Company’s counsel result in taxation of the holders of the Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares under Section 305 of the United States Internal Revenue Code of 1986, as amended; or

(xv) authorize and issue any securities of the Company in connection with any strategic transaction, corporate collaboration or legal settlement to which the Company is a party.

(b) So long as any Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares are outstanding, without first obtaining the approval by vote or written consent of the holders of at least two-thirds (2/3) of the sum of all of the then outstanding Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares, all of such series voting together as a single class on an as-converted basis, the Company shall not, and will not permit any of its subsidiaries to:

23

(i) amend the Memorandum and Articles of Association of the Company or other constitutional documents of the Company;

(ii) increase or decrease the authorized number of Preferred Shares, or amend or alter the rights, privileges and protections of the Series B Preferred Shares, the Series B-1 Preferred Shares or Series B-2 Preferred Shares;

(iii) authorize, designate, reclassify or issue any shares or any equity securities convertible or exchangeable into shares ranking senior to or on parity with the Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares with respect to liquidation, redemption, dividend rights and other rights, privileges and preferences of the Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares;

(iv) change the authorized number, manner of election, or term of office of Directors;

(v) declare or pay any dividend or distribution on any shares or any equity security convertible or exchangeable into shares ranking junior to the Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares in liquidation, redemption, or dividend rights or privileges; or redeem or repurchase any shares ranking junior to the Series B Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares in liquidation, redemption, or dividend rights or privileges except Termination Repurchases;

(vi) enter into or agree to enter into any transaction or series of transactions that would constitute a Liquidation Event;

(vii) approve any material change to the Company’s fundamental business plan or strategy; or

(viii) undertake or enter into any agreement to undertake an Initial Public Offering of Shares unless approved by a majority vote of the Board of Directors of the Company, which majority shall include at least one (1) of the Series B Directors.

(c) Without limiting any voting requirements or protections with respect to the Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares above, in addition to the approval of the Board, the prior written consent of holders of at least two-thirds (2/3) of the outstanding Series A Preferred Shares, Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares, all four series voting together as a single class on an as-converted basis, is required to authorize or issue, or obligate the Company to authorize or issue, any new class or series of equity securities of the Company or any majority-owned subsidiary of the Company.

24

4.7 Circular 75 Registration. As promptly as practicable after the date hereof, each shareholder of the Company who qualifies as a “PRC resident shareholder” pursuant to the Circular Huifa [2005] No. 75 issued by the State Administration of Foreign Exchange of the PRC and effective as of November 11, 2005 (the “Circular 75”) shall use commercially reasonable efforts to file a registration form with the State Administration of Foreign Exchange or its competent local counterpart (“SAFE”) pursuant to the requirements of Circular 75 and SAFE.

SECTION 5

MISCELLANEOUS

5.1 Enforceability/Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5.2 Remedies. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. Each party hereto agrees and acknowledges that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each holder may, in its sole discretion, apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

5.3 Entire Agreement; Successors and Assigns. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes and replaces the Prior Agreement in its entirety. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R. notwithstanding any rules regarding conflict of laws; provided, however, that all provisions hereof pertaining or relating to the corporate governance of the Company shall be construed in accordance with and governed by the Companies Law of the Cayman Islands.

5.5 Dispute Resolution.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be submitted to arbitration upon the request of either party with notice to the other.

(b) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three arbitrators. The Company on the one hand, and the Investors, on the other hand, shall select one arbitrator within

25

thirty (30) days after giving or receiving the demand for arbitration. Such arbitrators shall be freely selected, and the parties shall not be limited in their selection to any prescribed list. The Chairman of the Centre shall select the third arbitrator, who shall be qualified to practice law in Hong Kong, S.A.R. If either party does not appoint an arbitrator who has consented to participate within thirty (30) days after selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the Centre.

(c) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the Centre in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 5.5, including the provisions concerning the appointment of arbitrators, the provisions of this Section 5.5 shall prevail.

(d) Subject to Section 5.4 hereof, the arbitrators shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of Hong Kong, S.A.R. and shall not apply any other substantive law.

(e) The award of the arbitration tribunal shall be final and binding upon the disputing parties, and either party may apply to a court of competent jurisdiction for enforcement of such award.

(f) Either party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

5.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Any counterpart or signature of a party delivered by facsimile, email or similar electronic transmission pursuant to which the signature of (or behalf of) such party can be seen shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by such party.

5.7 Headings. The section headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

5.8 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given (i) upon personal delivery, (ii) upon delivery by overnight courier, or (iii) five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, to its principal office and (b) if to an Investor, to such Investor’s address as is on file with the records of the Company, or at such other address as the parties may designate by ten days’ advance written notice to the other parties.

5.9 Amendment of Agreement. Any provision of this Agreement may be amended and the observance thereof may be waived by a written instrument signed by the Company and by the Investors holding 66 2/3% of the outstanding Registrable Securities then held by the Investors; provided that any provision of this Agreement which requires the vote, consent or

26

approval of a greater proportion of a specified class or series for a particular matter, then any amendment to that provision shall require the vote, consent or approval of such greater proportion Any such amendment, modification or waiver shall be binding on all parties hereto whether or not they execute such instrument.

[Signature Pages Follow]

27

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

MONTAGE TECHNOLOGY GROUP LIMITED

By:	/s/ Howard Yang

Name:	Howard Yang
Title:	Chief Executive Officer

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

HOWARD CHONGHE YANG

/s/ Howard Yang

LEI WU

/s/ Lei Wu

XIAOMIN SI

/s/ XiaoMin Si

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

ELITE GLOBAL INTERNATIONAL CORPORATION

By:	/s/ [Handwriting Signature]

Name:

Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

VENGLOBAL CAPITAL FUND II, L.P.

By:	/s/ Gary Y. Cheng

Name:	Gary Y. Cheng
Title:	General Partner

XUNREN YANG AND SHUZHUANG LIANG

/s/ Xunren Yang

/s/ Shuzhuang Liang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

STEPHEN TAI

/s/ Stephen Tai

ERIC KWONG HANG TSANG

/s/ Eric Kwong Hang Tsang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

YUNG YUNG KUO

/s/ Yung Yung Kuo

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

JUNG KUNG YANG

/s/ Jung Kung Yang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

PING K. KO

/s/ Ping K. Ko

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

GAIN AGAIN INVESTMENTS LIMITED

By:	/s/ [Handwriting Signature]

Name:

Title:

JUPITER GLOBAL PROFITS LIMITED

By:	/s/ Duen-Chian Cheng

Name:	Duen-Chian Cheng
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

ASIAVEST OPPORTUNITIES FUND IV

By:	/s/ T. J. Huang
Name:	T. J. Huang
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

TRANSLINK CAPITAL PARTNERS I, L.P.

By:	/s/ Jackie Yang
Name:	Jackie Yang
Title:	Managing Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

INTEL CAPITAL CORPORATION

By:	/s/ Michael J Scown
Name:	Michael J Scown
Title:	Authorized Signatory

INTEL CAPITAL (CAYMAN) CORPORATION

By:	/s/ Michael J Scown
Name:	Michael J Scown
Title:	Authorized Signatory

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

SILICON FEDERATION INTERNATIONAL LIMITED

By:	/s/ Ko, Peter Ping Wah
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

CHEW, KHENG HENG

/s/ Chew Kheng Heng

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

CATHY YEN

/s/ Cathy Yen

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

SF CAPITAL LIMITED

By:	/s/ Fang Yan Zau Alexander
Name:	Fang Yan Zau Alexander
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

JIANJUN ZHOU

/s/ Jianjun Zhou

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

DREAMACHINA LIMITED

By:	/s/ Daniel Mao
Name:	Daniel Mao
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

AIL

By:	/s/ Jonney Shih
Name:	Jonney Shih
Title:	Chairman

CHINA ELECTRONICS CORPORATION HUA HONG INTERNATIONAL LTD.

By:	/s/ Zhongrui Xia
Name:	Zhongrui Xia
Title:	President

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

TSONG-JEN HUANG

/s/ T. J. Huang

SHUNG HO SHAW

/s/ Shung Ho Shaw

YEH DON-CHARNG

/s/ Yeh Don-Charng

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

LEE FANG-LIN

/s/ Lee Fang Lin

CHENG WEN-FENG

/s/ Cheng Wen Feng

CHEN CHIA-CHIN

/s/ Chen Chia-Chin

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

CHANG MING-FONG

/s/ Chang Ming Fong

TAI CHEN-CHEN

/s/ Chen Chen Tai

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

BRIDGTON INVESTMENTS LTD.

By:	/s/ [Handwriting Signature]

Name:

Title:

GOLDEN GLOBAL INTERNATIONAL CORPORATION

By:	/s/ Hsuan Chen Shu Chen

Name:

Title:

SHARP FOCUS ASSETS MANAGEMENT LIMITED

By:	/s/ Ito Shigeru

Name:	Ito Shigeru
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholders

DAOLIN MAO

/s/ Daolin Mao

JIE GU

/s/ Jie Gu

LIN SU

/s/ Lin Su

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Schedule A

Investors

Series A Investors:

ESSEX Global Holdings Ltd.

Jupiter Global Profits Limited

Hsie Cheng Invest Co.

Venglobal Capital Fund II, L.P.

Caroline T. Cheng

Xunren Yang and Shuzhuang Liang

Stephen Tai

Eric Kwong Hang Tsang

Lei Wu

XiaoMin Si

Yung Yung Kuo

Jung Kung Yang

Sharon Liu

Daolin Mao

Dreamachina Limited

Somjai Chuangcharoendee

Ping K. Ko

Linda U. Co

David N.K Wang and Aileen A.P Wang Revocable Living Trust

Shuchen Tina Wang

Howard Chonghe Yang

Gain Again Investments Limited

Provenance Investments Ltd

Senegal International Limited

Golden Global International Corporation

Sharp Focus Assets Management Limited

Series B Investors:

AsiaVest Opportunities Fund IV

Intel Capital (Cayman) Corporation (formerly known as Intel Capital Corporation), a Cayman Islands company

Silicon Federation International Limited

SFVEST, LLC

Gain Again Investments Limited

Na Zhang

Jupiter Global Profits Limited

Chew, Kheng Heng

Hsie Cheng Invest Co.

Jung Kung Yang

Beomsup Kim

Cathy Yen

SF Capital Limited

Ulfers Global Holdings Limited

Elite Global International Corporation

Sharp Focus Assets Management Limited

China Electronics Corporation Hua Hong International Ltd.

Series B-1 Investors:

AsiaVest Opportunities Fund IV

Translink Capital Partners I, L.P.

Intel Capital Corporation

Silicon Federation International Limited

Beomsup Kim

Riverwood Capital LLC

Jianjun Zhou

SF Capital Limited

Dreamachina Limited

AIL Bridgton Investments Ltd.

Elite Global International Corporation

Sharp Focus Assets Management Limited

Tsong-Jen Huang

Shung Ho Shaw

Yeh Don-Charng

Lee Fang-Lin

Cheng Wen-Feng

Chen Chia-Chin

Chang Ming-Fong

Tai Chen-Chen

Cathy Yen

Cao Yun

Quaker Investment Limited

China Electronics Corporation Hua Hong International Ltd.

Series B-2 Investors:

AsiaVest Opportunities Fund IV

Bridgton Investments Ltd.

Golden Global International Corporation

Sharp Focus Assets Management Limited

Dreamachina Limited

Translink Capital Partners I, L.P.

Ping K. Ko

Howard Chonghe Yang

Stephen Tai

Jie Gu

Lei Wu

XiaoMin Si

Lin Su

Cathy Yen

AMENDMENT

TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDMENT (the “Amendment”) is entered into as of August 13, 2013, by and among Montage Technology Group Limited, an exempted company registered by way of continuation under the Companies Law (2007 Revision) of the Cayman Islands (the “Company”), the holders of Series A Preferred Shares, the Series B Preferred Shares, the Series B-1 Preferred Shares and the Series B-2 Preferred Shares set forth on Schedule A hereto (collectively, the “Investors”) to amend the Amended and Restated Investor Rights Agreement entered into by and among the Company and certain of the Investors as of October 8, 2009 (the “Investor Rights Agreement”).

WHEREAS, in accordance with the requirements of Section 5.9 of the Investor Rights Agreement, the undersigned constitute the requisite parties necessary to amend the Investor Rights Agreement.

NOW THEREFORE, the parties hereto agree to amend the Investor Rights Agreement as follows:

Amendments.

The “B-2 Redemption Availability Date” as defined in Section 4.5(a) of the Investor Rights Agreement is amended from June 1, 2013 to January 1, 2014. As a result, the first sentence of Section 4.5(a) is amended and restated in its entirety to read as follows:

“Subject to the provisions in the Companies Law of the Cayman Islands (as amended from time to time), the Company shall, upon the receiving, at any time after January 1, 2014 (the “B-2 Redemption Availability Date”), a written request for the redemption of the Series B-2 Preferred Shares signed by the holders of at least two-thirds (2/3) of the then outstanding Series B-2 Preferred Shares (a “B-2 Redemption Request”), redeem from funds legally available therefor at the redemption price set forth in Section 4.5(c), on a date (the “B-2 Redemption Date”) that is within 90 days following its receipt of such written B-2 Redemption Request, all Series B-2 Preferred Shares that are outstanding on the date that the Company receives such first written B-2 Redemption Request, until all outstanding Series B-2 Preferred Shares have been redeemed.”

The “B/B-1 Redemption Availability Date” as defined in Section 4.5(b) of the Investor Rights Agreement is amended from June 19, 2011 to January 1, 2014. As a result, the first sentence of Section 4.5(b) is amended and restated in its entirety to read as follows:

“Subject to the provisions in the Companies Law of the Cayman Islands (as amended from time to time), the Company shall, upon the receiving, at any time after January 1, 2014 (the “B/B-1 Redemption Availability Date”), a written request for the redemption of the Series B Preferred Shares and the Series B-1 Preferred Shares signed by the holders of at least two-thirds (2/3) of the then outstanding shares of the Series B Preferred Shares and the Series B-1 Preferred Shares, both series voting together as a single class (a “B/B-1 Redemption Request”), redeem from funds legally available therefor at the redemption price set forth in Section 4.5(c), on a date

1

(the “B/B-1 Redemption Date”) that is within 90 days following its receipt of such written B/B-1 Redemption Request, all Series B Preferred Shares and Series B-1 Preferred Shares (as applicable) that are outstanding on the date that the Company receives such first written B/B-1 Redemption Request, until all outstanding Series B Preferred Shares and Series B-1 Preferred Shares have been redeemed.”

Full Force and Effect. Except as amended hereby, the Investor Rights Agreement remains in full force and effect and the terms, covenants and conditions set forth therein are hereby ratified, confirmed and restated as if fully set forth herein.

Counterparts; Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Any signature to this Amendment that is delivered by facsimile, PDF file (or other similar imaging software) or in person shall be considered valid and binding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

MONTAGE TECHNOLOGY GROUP LIMITED

By:	/s/ Howard Yang
Name:	Howard Yang
Title:	Chief Executive Officer

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

HOWARD CHONGHE YANG

/s/ Howard Chonghe Yang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

TAI KUAI LAP AND CHAO IONG WA JOINTLY

/s/ Tai Kuai Lap

/s/ Chao Iong Wa

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

LEI WU

/s/ Lei Wu

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

XIAOMIN SI

/s/ XiaoMin Si

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

ULFERS GLOBAL HOLDINGS LIMITED

By:	/s/ Robert L. Chen
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

ESSEX GLOBAL HOLDINGS LTD.

By:	/s/ [Handwriting Signature]
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

VENGLOBAL CAPITAL FUND II, L.P.

By:	/s/ Gary Y. Cheng
Name:	Gary Y. Cheng
Title:	General Partner

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

XUNREN YANG AND SHUZHUANG LIANG

/s/ Xunren Yang

/s/ Shuzhuang Liang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

STEPHEN TAI

/s/ Stephen Tai

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

ERIC KWONG HANG TSANG

/s/ Eric Kwong Hang Tsang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

YUNG YUNG KUO

/s/ Yung Yung Kuo

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

JUNG KUNG YANG

/s/ Jung Kung Yang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

PROVENANCE INVESTMENTS LTD

By:	/s/ [Handwriting Signature]
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

SENEGAL INTERNATIONAL LIMITED

By:	/s/ [Handwriting Signature]
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

SHUCHEN TINA WANG

/s/ Shu-chen Tina Wang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

GAIN AGAIN INVESTMENTS LIMITED

By:	/s/ Stan Hung
Name:	Stan Hung
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

ASIAVEST OPPORTUNITIES FUND IV

By:	/s/ T. J. Huang
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

TRANSLINK CAPITAL PARTNERS I, L.P.

By:	/s/ Jackie Yang
Name:	Jackie Yang
Title:	Managing Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

INTEL CAPITAL CORPORATION

By:	/s/ Michael J Scown
Name:	Michael J Scown
Title:	Authorized Signatory

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

INTEL CAPITAL (CAYMAN) CORPORATION

By:	/s/ Michael J Scown
Name:	Michael J Scown
Title:	Authorized Signatory

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

CHEW, KHENG HENG

/s/ Chew, Kheng Heng

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

SF CAPITAL LIMITED

By:	/s/ Fang Yan Zau Alexander
Name:	Fang Yan Zau Alexander
Title:	Director

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

JIANJUN ZHOU

/s/ Jianjun Zhou

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

RIVERWOOD CAPITAL LLC

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Partner

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

CHINA ELECTRONICS CORPORATION HUA HONG INTERNATIONAL LTD.

By:	/s/ Jin Guo
Name:	Jin Guo
Title:	Vice President

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

TSONG-JEN HUANG

/s/ Tsong-Jen Huang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

DON CHARNG YEH

/s/ Don Charng Yeh

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

FANG LIN LEE

/s/ Fang Lin Lee

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

CHIA CHIN CHEN

/s/ Chia Chin Chen

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

MING FONG CHANG

/s/ Ming Fong Chang

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

CHEN CHEN TAI

/s/ Chen Chen Tai

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

BRIDGTON INVESTMENTS LTD.

By:	/s/ [Handwriting Signature]
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

DAOLIN MAO

/s/ Daolin Mao

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

JIE GU

/s/ Jie Gu

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

TLC CAPITAL CO., LTD.

By:	/s/ Duen-Chian Cheng
Name:	Duen-Chian Cheng
Title:	President

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

SCP AIV I, LTD.

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Authorized Signer

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

DREAMACHINA LIMITED

By:	/s/ [Handwriting Signature]
Name:
Title:

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

HAWMING HAUNG

/s/ Hawming Haung

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

ALAN TZI-HONG YIU

/s/ Alan Tzi-Hong Yiu

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement, effective as of the date first written above.

Shareholder

PANNYUN YIU

/s/ Pannyun Yiu

MONTAGE TECHNOLOGY GROUP LIMITED

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

Schedule A

Investors

Series A Investors:

Howard Chonghe Yang

Stephen Tai

Xunren Yang and Shuzhuang Liang

Tai Kuai Lap and Chao Iong Wa jointly

XiaoMin Si

Cheng, Duen-Chian

Jung Kung Yang

TLC Capital Co., Ltd.

Golden Global International Corporation

Lei Wu

SCP AIV I, Ltd.

Daolin Mao

Venglobal Capital Fund II, L.P.

Provenance Investments Ltd.

ESSEX Global Holdings Ltd.

Senegal International Limited

Eric Kwong Hang Tsang

Yung Yung Kuo

Linda U. Co

Wang 2011 Irrevocable Trust fbo Pearl C. Wang

Wang 2011 Irrevocable Trust fbo Eric D. Wang

Hawming Haung

Ko, Peter Ping Wah

Gain Again Investments Limited

Real Bless International Limited

Caroline T. Cheng

Alan Tzi-Hong Yiu

Pannyun Yiu

Sharon Liu

Shuchen Tina Wang

Series B Investors:

Chew, Kheng Heng

Cheng, Duen-Chian

Jung Kung Yang

Absolute Pioneer Co., Ltd.

AsiaVest Opportunities Fund IV

Intel Capital (Cayman) Corporation

TLC Capital Co., Ltd.

Elite Global International Corporation

Ulfers Global Holdings Limited

China Electronics Corporation Hua Hong International Ltd.

Silicon Federation International Limited

Christine S. Chang, Trustee of the Christine and Dick Chang Trust

SFVest, LLC

SF Capital Limited

Gain Again Investments Limited

Real Bless International Limited

Beomsup Kim

Na Zhang

Series B-1 Investors:

Absolute Pioneer Co., Ltd.

AsiaVest Opportunities Fund IV

Intel Capital Corporation

Bridgton Investments Ltd.

TLC Capital Co., Ltd.

AIL

Dreamachina Limited

Translink Capital Partners I, L.P.

Elite Global International Corporation

China Electronics Corporation Hua Hong International Ltd.

Silicon Federation International Limited

Christine S. Chang, Trustee of the Christine and Dick Chang Trust

SF Capital Limited

Riverwood Capital LLC

Jianjun Zhou

Shung Ho Shaw

Tsong-Jen Huang

Beomsup Kim

Quaker Investments Limited

Ming Fong Chang

Chen Chen Tai

Yun Cao

Don Charng Yeh

Fang Lin Lee

Cheng Wen Feng

Chia Chin Chen

Series B-2 Investors:

Howard Chonghe Yang

Stephen Tai

XiaoMin Si

Chew, Kheng Heng

Jie Gu

Lin Su

Absolute Pioneer Co., Ltd.

AsiaVest Opportunities Fund IV

Bridgton Investments Ltd.

TLC Capital Co., Ltd.

Golden Global International Corporation

Lei Wu

Translink Capital Partners I, L.P.

Ko, Peter Ping Wah

Dreamachina Limited